SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                  FORM 8-K/A

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 1, 1998





                          EFI Electronics Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                    0-15967                  75-207220
----------------------------     ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                    Identification No.)



                             1751 South 4800 West
                           Salt Lake City, UT 84104
         (Address of principal executive offices, including zip code)


                                (801) 977-9009
             (Registrant's telephone number, including area code)











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This  Amendment No. 3 to the Current Report on Form 8-K dated January 1, 1998 is being filed by EFI Electronics Corporation to adjust Goodwill reflected on the proforma Balance Sheet.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                          Page

 (b) Pro forma financial information:

         Unaudited Pro Forma Condensed Combined Balance Sheet as of
         December 31, 1997 ..............................................   11







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                       EFI ELECTRONICS CORPORATION
           UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                            DECEMBER 31, 1997


                                                    EFI                 EFI            PROFORMA               PROFORMA
                                                    USA               EUROPE          ADJUSTMENTS             COMBINED

ASSETS
Current assets:
   Cash and cash equivalents                $       7,287          $    217,095     $   (125,000)  {F1}   $     99,382
   Receivables                                  2,881,559               386,029               -0-            3,267,588
   Inventories                                  3,894,878               100,881          (29,213)            3,966,546
   Prepaid expenses                               175,314                18,909               -0-              194,223
----------------------------------------------------------------------------------------------------------------------
      Total current assets                      6,959,038               722,914         (154,213)            7,527,739

Property - net                                  2,396,612                78,770               -0-            2,475,382
----------------------------------------------------------------------------------------------------------------------

Investment in EFI Europe                          141,875                    -0-        (141,875)                   -0-
Due from EFI Europe                               534,902                    -0-        (534,902)                   -0-
Goodwill                                               -0-                   -0-         866,603   {F1}        866,603
Other assets                                       63,435                    -0-              -0-               63,435
----------------------------------------------------------------------------------------------------------------------
      Total other assets                          740,212                    -0-          189,826               930,038
----------------------------------------------------------------------------------------------------------------------
         Total assets                       $  10,095,862          $    801,684     $   35,613         $ 10,933,159
======================================================================================================================

LIABILITIES
Current liabilities:
   Revolving line of credit                 $   3,395,148          $         -0-    $         -0-         $  3,395,148
   Current maturities of notes payable            587,414                    -0-         131,682   {F1}        719,096
   Current maturities of capital lease
     obligations                                   99,912                27,925               -0-              127,837
   Accounts payable                               997,341               121,636               -0-            1,118,977
   Due to EFI - USA                                    -0-              530,131         (530,131)                   -0-
   Reserve for customer warranty                  246,420                    -0-              -0-              246,420
   Accrued liabilities                            792,701                 7,120               -0-              799,821
----------------------------------------------------------------------------------------------------------------------
      Total current liabilities                 6,118,936               686,812         (398,449)            6,407,299
----------------------------------------------------------------------------------------------------------------------

Long-term liabilities:
   Notes payable, less current maturities         832,551                    -0-         143,318   {F1}        975,869
   Capital leases, less current maturities        267,437                28,499               -0-              295,936
----------------------------------------------------------------------------------------------------------------------
      Total long-term liabilities               1,099,988                28,499          143,318             1,271,805
----------------------------------------------------------------------------------------------------------------------
         Total liabilities                      7,218,924               715,311         (255,131)            7,679,104
----------------------------------------------------------------------------------------------------------------------
Commitments                                             -                     -                -                     -

STOCKHOLDERS' EQUITY
   Common stock                                       528                37,099          (37,077)  {F1}            550
   Additional paid-in capital                   2,625,962                12,782          437,116   {F1}      3,075,860
   Retained earnings                              460,448                60,790          (92,038)              429,200
   Cumulative translation adjustment                   -0-              (24,298)         (17,257)              (41,555)
----------------------------------------------------------------------------------------------------------------------
                                                3,086,938                86,373          290,744             3,464,055
   Less stock subscriptions receivable           (210,000)                   -0-              -0-             (210,000)
----------------------------------------------------------------------------------------------------------------------
      Total stockholders' equity                2,876,938                86,373          290,744             3,254,055
----------------------------------------------------------------------------------------------------------------------
      Total liabilities and
         stockholders' equity               $  10,095,862          $    801,684     $   35,613         $ 10,933,159
======================================================================================================================

{F1} - The Company purchased all of the outstanding common stock of EFI Spain. The purchase price for the shares was $125,000 of cash, note payable of $275,000 (interest rate of 8.50%) and 220,000 shares of the Company's common stock (valued at 90% of the average price of the Company's common stock for five business days prior to the purchase of EFI Spain). Goodwill was determined as the difference between the purchase price and the investment in EFI Spain.



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